UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported):	May 30, 2001
Parkway Properties, Inc.
(Exact name of registrant as specified in its charter)
Maryland	74-2123597
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

One Jackson Place Suite 1000 188 East Capitol Street P. O. Box 24647 Jackson, Mississippi 39225-4647
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(601) 948-4091

(Former name, former address and former fiscal year, if changed since last report)

FORM 8-K

PARKWAY PROPERTIES, INC.

Item 9.       Regulation FD Disclosures.

                  See the Parkway Properties, Inc. Press Release dated May 29, 2001attached as                    Exhibit 99.

FORM 8-K

PARKWAY PROPERTIES, INC.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: May 30, 2001	PARKWAY PROPERTIES, INC.

/s/ Regina P. Shows Regina P. Shows, CPA Chief Accounting Officer